                                                                    Exhiibit D-1



                           Amendment to Agreement of
                        GPU, Inc. and Its Subsidiaries
              Related to Consolidated Federal Income Tax Returns
                              Dated May 26, 1983

________________________________________________________________________________


     WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

     WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

     WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

     NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:



ATTEST                                  GPU Argentina Holdings, Inc.


By: ____________________________        ___________________________________
                                        Robert L. Wise, President
                                        December 20, 1998

                           Amendment to Agreement of
                        GPU, Inc. and Its Subsidiaries
              Related to Consolidated Federal Income Tax Returns
                              Dated May 26, 1983

________________________________________________________________________________


     WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

     WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

     WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

     NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:


ATTEST                                       GPU Capital, Inc.


By: ____________________________             ___________________________________
                                             Bruce L. Levy, President
                                             October 11, 1998

                           Amendment to Agreement of
                        GPU, Inc. and Its Subsidiaries
              Related to Consolidated Federal Income Tax Returns
                              Dated May 26, 1983

________________________________________________________________________________


     WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

     WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

     WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

     NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:



ATTEST                                       GPU Brasil, Inc.


By: ____________________________             ___________________________________
                                             Bruce L. Levy, President
                                             February 27, 1998

                           Amendment to Agreement of
                        GPU, Inc. and Its Subsidiaries
              Related to Consolidated Federal Income Tax Returns
                              Dated May 26, 1983

________________________________________________________________________________


     WHEREAS, GPU, Inc. ("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

     WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

     WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

     NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:


ATTEST                                       Geddes II Corp.


By: ____________________________             ___________________________________
                                             Bruce L. Levy, President
                                             June 25, 1998